Exhibit 21.1

List of subsidiaries of the Registrant

(following completion of the transaction)

Name	Jurisdiction of organization

JBS S.A.	Brazil
Moy Park Lux Holdings S.à.r.l.	Luxembourg
Moy Park Lux S.à.r.l.	Luxembourg
Moy Park Lux Holdings (Europe) Ltd.	United Kingdom
Moy Park (Newco) Ltd.	United Kingdom
Moy Park Ltd.	United Kingdom
Rose Energy Ltd.	United Kingdom
Moy Park France Holdings SAS	France
Moy Park France SAS	France
Moypark France HoldCo	France
Moypark Food Service Orleans	France
Moy Park Food Service Dublin Ltd	Ireland
O’Kane Blue Rose Newco 1 Ltd.	United Kingdom
O’Kane Poultry Ltd.	United Kingdom
Dungannon Proteins Ltd.	The Netherlands
Moy Park (Bondco) Plc	United Kingdom
Kitchen Range Foods Ltd.	United Kingdom
Bakewell Foods Ltd.	United Kingdom
Albert Van Zoonen BV	United Kingdom
JBS BondCo I	The Netherlands
JBS BondCo II	The Netherlands
JBS Slovakia Holdings s.r.o.	Slovakia
JBS HU Liquidity Manag. Kft	Hungary
JBS Leather Europe	Hungary
Rigamonti Salumificio S.p.A	Italy
JBS Global Luxembourg Sarl	Luxembourg
Vigor Alimentos S.A.	Brazil
Itambé Alimentos S.A.	Brazil
Dan Vigor Ind e Com de Laticínios Ltda.	Brazil
JBS Embalagens Metálicas Ltda.	Brazil
JBS Confinamento Ltda.	Brazil
JBS Global Investments S.A.	British Virgin Islands
JBS Investments GmbH	Austria
JBS Global Meat S.A.	Brazil

Midtown Participações Ltda.	Brazil
FG Holding V Ltda.	Brazil
Meat Snacks Partner LLC	Delaware
Meat Snack Partners do Brasil Ltda.	Brazil
JBS Holding GmbH	Austria
JBS Handels GmbH	Austria
Nedhol Intl NV	Curaçao
Itaholb Int. BV	The Netherlands
Frigorifico Canelones S.A.	Uruguay
JBS Paraguay S.A.	Paraguay
Industria Paraguaya Frigorifica	Paraguay
JBS Management Services GmbH	Austria
JBS Project Manag. GmbH	Austria
JBS Global Opportunities Inv. Advisory	Cayman Islands
JBS Mendoza S.A.	Argentina
JBS Argentina S.A.	Argentina
JBS Leather International BV	The Netherlands
Trump Asia Enterprises	China
Wonder Best Holding Co. Ltd.	China
Hai Feng Wonderbest Leathergoods Co. Ltd.	China
Gideny S.A.	Uruguay
Zendaleather Co.	North Carolina
Zendaleather S.A. de C.V.	Mexico
Climert Investments S.A.	Uruguay
Trim S.A.	Uruguay
Zendaleather S.A.	Argentina
Zendaleather S.A.	Uruguay
Servicios Integrales S.A. de C.V.	Mexico
Zendaleather GmbH	Germany
Capital Joy Holding Limited	British Virgin Islands
JBS Leather Paraguay Srl	Paraguay
Conceria Priante S.p.A.	Italy
Brazservice Wet Leather S.A.	Brazil
Enersea Com. de Energia	Brazil
Seara Alimentos Ltda.	Brazil
Seara Holding (Europe) BV	The Netherlands
Seara Japan Ltd.	Japan
Seara Food Europe Holding B.V.	The Netherlands
Seara Meats B.V.	The Netherlands
Penasul UK Ltd.	United Kingdom
Seara Singapore Pte. Ltd.	Singapore

Seara International Ltd.	Cayman Islands
Brusand Ltd.	Bermuda
Parc Castell Limited	New Jersey
Valores Catalanes S.A.	Panama
DaGranja Agroind. Ltda.	Brazil
Ibirapuera Avícola Ltda.	Brazil
MBL Alimentos S.A.	Brazil
JBS Aves Ltda.	Brazil
Agrícola Jandelle S.A.	Brazil
Big Frango Ind. e Com. de Alimentos Ltda.	Brazil
Agil Armazéns Gerais Imbituba Ltda.	Brazil
Macedo Agroindustrial Ltda.	Brazil
Avebom Indútria de Alimentos Ltda.	Brazil
Novagro Granja Avícola Ltda.	Brazil
FRS S.A. Agro Avícola Industrial	Brazil
Sul Valle Alimentos Ltda.	Brazil
Baumhardt Com e Part. Ltda.	Brazil
Excelsior Alimentos S.A.	Brazil
Braslo Prod. de Carnes Ltda.	Brazil
Seara Norte Alimentos Ltda.	Brazil
JBS Holding Luxembourg S.à.r.l.	Luxembourg
Burcher P/L	Australia
JBS USA Holding Lux, Sarl	Luxembourg
JBS USA Lux SA	Luxembourg
JBS USA Finance, Inc.	Delaware
JBS Ansembourg Holding Sarl	Luxembourg
JBS Asia Pacific Holdings DAC	Ireland
Baybrick P/L	Australia
Industry Park P/L	Australia
Australian Consolidated Food Holdings P/L	Australia
Australian Consolidated Food Investments P/L	Australia
Primo Group Holdings P/L	Australia
Primo Meats P/L	Australia
Hans Continental Smallgoods P/L	Australia
P&H Investments 1 Pty Ltd	Australia
P&M Quality Smallgoods P/L	Australia
P&H Investments 2 Pty Ltd	Australia
Hunter Valley Quality Meats P/L	Australia
Luturn P/L	Australia
SPM Fresh Holdings P/L	Australia
Lap Foods P/L	Australia

Primo Retail P/L	Australia
Kahula P/L	Australia
Cordine P/L	Australia
Imposete P/L	Australia
Primo Meats Admin P/L	Australia
Premier Beehive Holdco P/L	Australia
Premier Beehive NZ ULC	New Zealand
JBS Australia P/L	Australia
JBS Holdings Hong Kong Co. LTD.	China
JBS Beijing Co. LTD.	China
JBS Meat Investment Pty Ltd	Australia
Andrews Meat Industries P/L	Australia
JBS La Rochette Finance Sarl	Luxembourg
JBS Asia Pacific Investments Ltd	Ireland
JBS Australia Finance 1 P/L	Australia
JBS Australia Finance P/L	Australia
JBS Berg Sarl	Luxembourg
JBS Investments Waterford Ltd	Ireland
JBS Luxembourg Sarl	Luxembourg
JBS Meat UK Ltd	United Kingdom
JBS Mersch Sarl	Luxembourg
JBS Investments UK Ltd	United Kingdom
Packerland Distribution, Sarl	Luxembourg
JBS Petrusse Finance Sarl	Luxembourg
JBS Food Canada, ULC	Canada
Weddel Limited	Canada
JBS Aspelt Sarl	Luxembourg
JBS Beaufort Holding Sarl	Luxembourg
JBS Bettendorf Sarl	Luxembourg
JBS USA Food Company Holdings	Delaware
JBS USA Food Company	Delaware
Bremen Acquisition, LLC	Delaware
JBS Australian Holdings Pty Ltd	Australia
JBS Holdco Australia P/L	Australia
S&C Australia Holdco P/L	Australia
S&C Australia Investments Pty Ltd	Australia/Delaware
JBS Clervaux Finance Sarl	Luxembourg
JBS Finco, Inc	Delaware
ZM Australia P/L	Australia
Tatiara Meat Company P/L	Australia/Delaware
Good Country P/L	Australia

Good Country Investments Pty Ltd	Australia
Tatiara Meat Investments Pty Ltd	Australia
JBS Southern Holdco AU P/L	Australia
JBS Southern Investments 1 Pty Ltd	Australia
JBS Southern Investments 2 Pty Ltd	Australia
JBS Southern Australia P/L	Australia
Swift Australia (Southern) P/L	Australia
Swift Southern Investments Pty Ltd	Australia
JBS Smallgoods Holdco P/L	Australia
JBS Smallgoods Holdco Australia P/L	Australia
JBS Smallgoods Investments Pty Ltd	Australia
Swift Pork Company	Delaware
JBS Live Pork, LLC f/k/a Cargill Pork, LLC	Delaware
Swift Beef Company	Delaware
Swift Refrigerated Foods, S.A. de C.V.	Mexico
Swift & Company International Sales Corp.	Colorado
Miller Brothers Co. Inc.	Utah
Swift Brands Company	Delaware
Swift Ventures North America, Inc.	Delaware
S&C Resale Company	Delaware
Kabushiki Kaisha SAC Japan	Japan
JBS Packerland, Inc.	Delaware
Cattle Production Systems, Inc.	Delaware
JBS Five Rivers Cattle Feeding, LLC	Delaware
Southfork Solutions, Inc.	Idaho
Northern Colorado Feed, LLC	Colorado
Feeders’ Advantage, LLC	Idaho
JBS Souderton, Inc.	Pennsylvania
Moyer Distribution, LLC	Delaware
Mopac of Virginia, Inc.	Virginia
Mountain View Rendering Co., LLC	Virginia
Skippack Creek Corp.	Delaware
JBS Greenbay, Inc.	Delaware
JBS Tolleson, Inc.	Arizona
JBS Carriers, Inc.	Delaware
JBS Plainwell, Inc.	Delaware
JBS Wisconsin Properties, LLC	Wisconsin
JBS USA Promontory Holdings I, LLC	Colorado
JBS USA Promontory I, LLC	Colorado
JBS USA Promontory Holdings II, LLC	Colorado
JBS USA Promontory II, LLC	Colorado

Bertin USA Corporation	Illinois
JBS Canada Partners, Inc	Delaware
JBS Alberta Limited Partnership	Canada
JBS Esch Sarl	Luxembourg
JBS Brandenbourg Finance Sarl	Luxembourg
JBS Investments Dublin Ltd	Ireland
JBS Dudelange Sarl	Luxembourg
JBS Investments Cork Ltd	Ireland
International Food Packers, LLC	Florida
Sampco, Inc.	Illinois
JBS Trading USA, Inc.	Connecticut
JBS USA Leather, Inc.	Delaware
Pilgrim’s Pride Corporation	Delaware
PPC Transportation Company	Delaware
Pilgrim’s Pride of Nevada, Inc.	Nevada
PPC Marketing, LTD	Texas
PFS Distribution Company	Delaware
Southern Hens, Inc.	Mississippi
Pilgrim’s Pride Corp of West Virginia	West Virginia
PPC of Alabama, Inc. f/k/a Cross Equipment Company	Georgia
Dallas Reinsurance Company, LTD	Cayman Islands
Merit Provisions, LLC	Texas
Pilgrim’s Pride Affordable Housing Corp.	Nevada
Nacrail, LLC	Delaware
Pilgrim’s Pride Corporation Political Action Committee, Inc.	Georgia
GC Properties, GP	Georgia
To-Ricos Distribution, LTD.	Bermuda
To-Ricos, LTD.	Bermuda
Avicola Pilgrim’s Pride de Mexico, SA de C.V.	Mexico
Poppsa 4 LLC	Delaware
Poppsa 3 LLC	Delaware
Pilgrim’s Pride LLC	Delaware
Grupo Pilgrim’s Pride Funding Holdings, S. de R.L. de C.V.	Mexico
Commercializadora de Carnes de Mexico, S. de R.L. de C.V.	Mexico
Grupo Pilgrim’s Pride Funding, S. de R.L. de C.V.	Mexico
Operadora de Productos Avicolas S. de R.L. de C.V.	Mexico
Pilgrim’s Pride, S. de R.L. de C.V.	Mexico
Provemex Holdings, LLC	Delaware
Pilgrims Operaciones Laguna	Mexico
Pilgrims Comercializa dora Laguna	Mexico
Pilgrims Servicios Laguna	Mexico

Inmobilaria Avicola Pilgrim’s Pride, S. de R.L. de C.V.	Mexico
Servicios Administrativos Pilgrim’s Pride, S. de R.L. de C.V.	Mexico
Carnes y Productos Avicolas de Mexico, S. de R.L. de C.V.	Mexico
Incubadora Hidalgo S. de R.L. de C.V.	Mexico
Galina Pesada S.A. de C.V.	Mexico
JBS Queensland Assets Pty	Australia
Hans Assets Pty Ltd.	Australia
Primo Assets Pty Ltd	Australia
JBS Toledo NV	Belgium
JBS Global Beef Company	Portugal
JBS Global (UK) Limited	United Kingdom
JBS Chile Limitada	Chile
Jerky Snack Brands Inc.	Michigan
Beef Snacks do Brasil Ind. e Com. S.A.	Brazil